UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2008

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32922	05-0569368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

120 North Parkway Pekin, IL	61554
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (309) 347-9200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

On June 12, 2008, Aventine Renewable Energy, Inc, a wholly-owned second-tier subsidiary of Aventine Renewable Energy Holdings, Inc. (hereinafter together called “Aventine”) sold $105,850,000 par value of various student loan based auction rate securities to an unaffiliated party pursuant to concurrent Purchase Agreements dated June 11, 2008, between Brigade Leveraged Capital Structures Fund Ltd. and Aventine.  The net sales price of $80,474,236 was received in cash at closing.

The foregoing summary is qualified in its entirety by the full text of the Purchase Agreements attached as Exhibits 10.1 and 10.2.

Aventine also sold $21,350,000 par value of student loan based auction rate securities to an unaffiliated party on June 10, 2008.  The net sales price of $16,653,000 was received in cash at closing.

Item 2.06  Material Impairments.

As discussed in Item 2.01 above, in connection with Aventine’s sale of auction rate securities on June 10 and June 12, 2008, Aventine will record an additional loss of $8,476,000 related to the auction rate securities which it sold, bringing the total loss recognized on the sale of its auction rate securities to $31,601,000.  In its first quarter ended March 31, 2008, Aventine had recorded losses totaling $23,125,000 related to auction rate securities.  The information included in Item 2.01 is incorporated herein by reference.

Item 7.01  Regulation FD Disclosure.

On June 13, 2008, Aventine issued a press release announcing the sale of all of its auction rate securities. The press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired – Not Applicable

(b)	Pro forma financial information – Not Applicable

(d)	Exhibits

	Exhibit No.	Description

	10.1	Purchase Agreement, dated June 11, 2008, by and between Brigade Leveraged Capital Structures Fund Ltd. and Aventine Renewable Energy, Inc.

	10.2	Purchase Agreement, dated June 11, 2008, by and between Brigade Leveraged Capital Structures Fund Ltd. and Aventine Renewable Energy, Inc.

	99.1	Press release, dated June 13, 2008, issued by Aventine Renewable Energy Holdings, Inc. announcing the sale of all of the student loan based auction rate securities it held.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:  June 13, 2008

AVENTINE RENEWABLE ENERGY HOLDINGS, INC.

By:	/s/ William J. Brennan
William J. Brennan
Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated June 11, 2008, by and between Brigade Leveraged Capital Structures Fund Ltd. and Aventine Renewable Energy, Inc.

10.2	Purchase Agreement, dated June 11, 2008, by and between Brigade Leveraged Capital Structures Fund Ltd. and Aventine Renewable Energy, Inc.

99.1	Press release, dated June 13, 2008, issued by Aventine Renewable Energy Holdings, Inc. announcing the sale of all of the student loan based auction rate securities it held.